UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):

May 9, 2019

QTS Realty Trust, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-36109	46-2809094
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

12851 Foster Street Overland Park, KS	66213
(Address of principal executive offices)	(Zip Code)

(913) 814-9988

Registrant’s telephone number, including area code:

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol	Name of each exchange on which registered:
Class A common stock, $.01 par value	QTS	New York Stock Exchange

Preferred Stock, 7.125% Series A Cumulative Redeemable Perpetual, $0.01 par value	QTS PR A	New York Stock Exchange

Preferred Stock, 6.50% Series B Cumulative Convertible Perpetual, $0.01 par value	QTS PR B	New York Stock Exchange

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 9, 2019, QTS Realty Trust, Inc. (the “Company”) held its 2019 Annual Meeting of Stockholders (the “Annual Meeting”) at which the Company’s stockholders approved an amendment (the “Plan Amendment”) to the QTS Realty Trust, Inc. 2013 Equity Incentive Plan (the “2013 Plan”) to (A) increase the total number of shares of Class A common stock reserved for issuance under the 2013 Plan by 1,110,000 shares, (B) provide that the maximum number of shares that may be issued under the 2013 Plan to any person, other than a non-employee director, pursuant to a performance-based award is 750,000 shares in any single calendar year, (C) provide that the maximum number of shares that may be issued under the 2013 Plan to any person, other than a non-employee director, in the year they are first employed by the Company or any company affiliated with the Company, pursuant to an option or stock appreciation right (“SAR”), an award other than an option or SAR, or a performance award, shall, in each case, be three times the number of shares otherwise specified in the 2013 Plan for such award type, and (D) provide that the amount of total compensation, in the form of equity awards, valued at their grant date fair value, and cash, that can be paid to any non-employee director in a single calendar year shall not exceed $750,000, or, in the year they are first serving as a non-employee director, $1,000,000.

A copy of the Plan Amendment is attached to this Current Report on Form 8-K as Exhibit 10.1 and incorporated herein by reference. The summary set forth above is qualified in its entirety by reference to Exhibit 10.1.

Item 5.03                                           Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 9, 2019, at the Company’s Annual Meeting, the stockholders approved an amendment (the “Articles of Amendment”) to the Company’s Articles of Amendment and Restatement (the “Charter”) to permit the Company to opt out of Section 3-804(c) of the Maryland General Corporation Law (the “MGCL”), which is a provision of the Maryland Unsolicited Takeovers Act (“MUTA”) giving the board of directors exclusive control over filling vacancies on the board.  This approval permits the Company to complete its previously announced full opt-out of MUTA.  Also on May 9, 2019, following approval at the Annual Meeting, the Company filed the Articles of Amendment with the State Department of Assessments and Taxation of Maryland. With the stockholders’ approval of the opt-out of Section 3-804(c) and the filing of the Articles of Amendment, the Company has now fully opted out of MUTA and may not opt into any of the provision of MUTA without approval by the affirmative vote of stockholders holding a majority of the votes cast on the matter

The full text of the Articles of Amendment is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07                                           Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, (i) ten directors were elected, (ii) the compensation paid to the Company’s named executive officers was approved in an advisory vote, (iii) the appointment of Ernst & Young LLP (“Ernst & Young”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019 was ratified, (iv) the Articles of Amendment to permit the Company to opt out of Section 3-804(c) of the MCGL were approved, and (v) the Plan Amendment was approved. The proposals are described in detail in the Company’s Definitive Proxy Statement on Schedule 14A for the Annual Meeting, which was filed with the Securities and Exchange Commission on March 20, 2019.  The final voting results for each proposal are set forth below.

Election of Directors

At the Annual Meeting, stockholders elected ten directors of the Company to serve until the 2020 Annual Meeting of Stockholders and until their successors have been duly elected and qualified. The table below sets forth the voting results for each director nominee:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Chad L. Williams	51,614,791	2,591,317	2,962,093
John W. Barter	53,851,129	354,979	2,962,093
William O. Grabe	52,969,055	1,237,053	2,962,093
Catherine R. Kinney	52,607,016	1,599,092	2,962,093
Peter A. Marino	52,766,433	1,439,665	2,962,093
Scott D. Miller	53,315,072	891,036	2,962,093
Mazen Rawashdeh	54,054,701	151,407	2,962,093
Wayne M. Rehberger	53,983,414	222,694	2,962,093
Philip P. Trahanas	53,422,753	783,355	2,962,093
Stephen E. Westhead	52,433,905	1,772,203	2,962,093

Advisory Vote to Approve Named Executive Officer Compensation

At the Annual Meeting, the Company’s stockholders voted on a non-binding resolution to approve the compensation of the Company’s named executive officers. The table below sets forth the voting results for this proposal:

Votes For	Votes Against	Abstentions	Broker Non-Votes
41,763,034	12,414,706	28,368	2,962,093

Ratification of Ernst & Young as the Company’s Independent Registered Public Accounting Firm

At the Annual Meeting, the Company’s stockholders ratified the appointment of Ernst & Young as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019. The table below sets forth the voting results for this proposal:

Votes For	Votes Against	Abstentions
56,823,963	282,615	61,623

Amendment of the Company’s Charter to Opt Out of Section 3-804(c) of the MGCL

At the Annual Meeting, the Company’s stockholders approved the Articles of Amendment to permit the Company to opt out of Section 3-804(c) of the MGCL. The table below sets forth the voting results for this proposal:

Votes For	Votes Against	Abstentions	Broker Non-Votes
54,090,549	88,104	27,455	2,962,093

Amendment of the 2013 Plan

At the Annual Meeting, the Company’s stockholders approved the Plan Amendment. The table below sets forth the voting results for this proposal:

Votes For	Votes Against	Abstentions	Broker Non-Votes
51,217,288	2,955,313	33,507	2,962,093

Item 9.01                                           Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Description

3.1	Articles of Amendment to the Articles of Amendment and Restatement of QTS Realty Trust, Inc.

10.1	Amendment No. 3 to QTS Realty Trust, Inc. 2013 Equity Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QTS Realty Trust, Inc.

By:	/s/ Shirley E. Goza
Shirley E. Goza
Secretary, Vice President and General Counsel

May 9, 2019